DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Global Fund
Diamond Hill Short Duration Total Return Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated June 28, 2019
to the Prospectus dated February 28, 2019, as amended

Effective July 1, 2019, within the How To Purchase Shares section the Financial Intermediaries paragraph on page 54 is deleted and replaced it its entirety with the following:

How to Purchase Shares
Financial Intermediaries
Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the fund, and certain financial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. The fund or Adviser may pay service and/or distribution fees to these entities for services they provide to Class A and C shareholders.

Effective July 1, 2019, the entire section How To Exchange Shares on page 62 is deleted and replaced in its entirety with the following:

How to Exchange Shares (entire section)
You may exchange any or all of your shares in a fund for shares in another fund or another share class of the same fund, subject to the following conditions:
Class A Shares of a Fund may be exchanged for:
•Class A Shares of another Fund without incurring any new sales charge.

•	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.
Class C Shares of a Fund may be exchanged for:

•	Class C Shares of another Fund. Your new Class C Shares will be subject to the same CDSC and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•	Class I or Class Y Shares, of the same Fund provided you meet the eligibility and minimum investment requirements of that class.

Class I Shares of a Fund may be exchanged for:
•Class I Shares of another Fund

•	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.
Class Y Shares of a Fund may be exchanged for:
•Class Y Shares of another Fund
•Another share class of the same Fund if you are eligible to purchase that class.
You may request the exchange for accounts held directly at the transfer agent by telephoning 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or writing the funds at Diamond Hill Funds, P.O. Box 46707, Cincinnati, OH 45246. On days when the NYSE closes early, the call center hours will be reduced accordingly. You may request the exchange for accounts held through a financial intermediary by contacting the financial intermediary directly. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a fund. Due to operational limitations at your financial intermediary, your ability to exchange your shares to another share class may be limited. It is your responsibility to obtain and read a prospectus of the exchanging fund before you make an exchange. Not all share classes may be available for each fund.

•	If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.
Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.
Class C Shares Conversion Feature
Effective October 1, 2019, Class C shares will automatically convert to Class A Shares of the same fund after ten years provided that the fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. These conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have Class C shares automatically converted to Class A may be limited or may occur at a different anniversary date.
Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.
After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares. You will not pay any contingent deferred sales charge (CDSC) when you sell Class A Shares that have converted from Class C Shares.
Share Class Conversions The Internal Revenue Service currently takes the position that a conversion/exchange of share classes of the same fund is a nontaxable event. Conversion/exchanges of share classes between different funds is generally taxable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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